77Q3: Any information called for by instructions to sub item 77Q3

15.A) Custodian/Sub-custodian: DEUTSCHE BANK AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: REPUBLIC OF KOREA      State:    Zip Code:  Zip Ext.:
   D) Foreign Country: REPUBLIC OF KOREA      Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: HSBC BANK MALTA PLC
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MALTA     State:    Zip Code:  Zip Ext.:
   D) Foreign Country: MALTA        Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian:   DEUTSCHE BANK N.V.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: NETHERLANDS  State:    Zip Code:  Zip Ext.:
   D) Foreign Country:  NETHERLANDS            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: CITIBANK N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: PUERTO RICO         State:    Zip Code:  Zip Ext.:
   D) Foreign Country: PUERTO RICO        Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: UNITED OVERSEAS BANK LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: SINGAPORE             State:    Zip Code:  Zip Ext.:
   D) Foreign Country: SINGAPORE            Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: ING BANK UKRAINE
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City:  UKRAINE             State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UKRAINE                Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X

15.A) Custodian/Sub-custodian: HSBC BANK MIDDLE EAST LTD
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: UNITED ARAB EMIRATES          State:    Zip Code:  Zip Ext.:
   D) Foreign Country: UNITED ARAB EMIRATES           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                 X